                                                                  EXHIBIT (A)(3)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                            TENDER OF COMMON SHARES
                                       OF
                              ANSALDO SIGNAL N.V.
                                       BY
                            ANSALDO TRASPORTI S.P.A.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)


    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
     TIME, ON MONDAY, MARCH 20, 2000, UNLESS THE OFFER IS EXTENDED. SHARES WHICH ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME
                         PRIOR TO THE EXPIRATION DATE.

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below): (i) if certificates ("Share Certificates") evidencing common shares, NLG 0.01 nominal value per share ("Shares"), are not immediately available; (ii) if Share Certificates and all other required documents cannot be delivered to The Bank of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "THE OFFER--Section 1. Terms of the Offer" of the Offer to Purchase); or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail to the Depositary. See "THE OFFER--Section 3. Procedure for Tendering Shares" of the Offer to Purchase.

                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK

              By Mail:                           By Facsimile:                 By Hand or Overnight Delivery:

        The Bank of New York            (for Eligible Institutions Only)            The Bank of New York
    Tender & Exchange Department                (212) 815-6213                  Tender & Exchange Department
           P.O. Box 11248                 For confirmation telephone:                101 Barclay Street
       Church Street Station                    (212) 815-6156                   Receive and Deliver Window
   New York, New York 10286-1248                                                  New York, New York 10286

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to ANSALDO TRASPORTI S.p.A., an Italian corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 18, 2000 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "THE OFFER--Section 3. Procedures for Tendering Shares" of the Offer to Purchase.

                  (PLEASE TYPE OR PRINT ALL INFORMATION BELOW)

Number of Shares Tendered:______________________________________________________

Share Certificate No(s) (if available):_________________________________________

Total Number of Shares
Represented by Certificate(s):__________________________________________________

Signature(s):___________________________________________________________________

Name(s) of Record Holder(s):____________________________________________________

Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Area Code and Telephone No(s):__________________________________________________

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of the Medallion Signature Guarantee Program or is otherwise an "Eligible Guarantor Institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees to deliver to the Depositary, at one of its addresses set forth on the reverse side of this page, either Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a Letter of Transmittal properly completed and duly executed with any required signature guarantees or a Book-Entry Confirmation (as defined in "THE OFFER--Section 2. Acceptance for Payment" of the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.

Name of Firm:___________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                                                                        ZIP CODE

________________________________________________________________________________
                              AUTHORIZED SIGNATURE

________________________________________________________________________________
                                     TITLE

Name:___________________________________________________________________________
                              PLEASE PRINT OR TYPE

Dated:____________________________________________________________________, 2000


DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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